EXHIBIT 10.15


Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                         TRADEMARK COLLATERAL ASSIGNMENT

      IVC INDUSTRIES, INC. (formerly known as INTERNATIONAL VITAMIN CORPORATION), a Delaware corporation (the "Assignor"), does hereby grant, assign and convey to XXXXXXXXXXXXX (the "Assignee"), the registered trademarks and trademark applications identified on Annex I hereto and the goodwill represented thereby (the "Trademarks") together with all the proceeds thereof, as collateral security for all the Liabilities (as hereinafter defined);

      SUBJECT TO a reservation on the part of the Assignor (until the occurrence of a Reimbursement Default, as hereinafter defined) of a license to use the Trademarks for the Assignor's own benefit. The license so reserved shall terminate upon the occurrence of a Reimbursement Default.

      This Assignment is being executed and delivered pursuant to the Guaranty Reimbursement Agreement dated the date hereof from the Assignor, International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd. in favor of the Assignee (the "Guaranty Reimbursement Agreement").

      As used herein, the term "Liabilities" means all indebtedness, obligations and liabilities of every kind and nature of the Assignor to the Assignee under the Guaranty Reimbursement Agreement. The term "Reimbursement Default" means a default on the part of the Assignor in paying when due any amount required to be paid to the Assignee under the Guaranty Reimbursement Agreement.

      The assignment effected hereby shall be governed by Article 9 of the New York Uniform Commercial Code. Upon the occurrence and during the continuance of a Reimbursement Default, the Assignee shall have the rights and remedies of a secured party as set forth therein (including, without limitation, the right to dispose of the Trademarks and to apply the proceeds of the disposition to satisfy the Obligations) and otherwise available at law or in equity.

      The Assignee shall have no duties with respect to the Trademarks, other than the duties of a secured party under the New York Uniform Commercial Code. Without limiting the generality of the foregoing, the Assignee shall have no duty to prosecute any action for trademark infringement against any person.

      The address of the Assignee for purposes of this Agreement is:

      XXXXXXXXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXXXXXXXX

or such other address as the Assignee may designate to the Assignor in writing from time to time.

      The assignment effected hereby is subject and subordinate to the assignment of the Trademarks effected pursuant to the Trademark Collateral Assignment dated the date hereof from the Assignor to The Chase Manhattan Bank (National Association) as Agent.

      IN WITNESS WHEREOF, the Assignor has executed this Assignment as of this 30th day of April, 1996.

ATTEST/WITNESS:                           IVC INDUSTRIES, INC.


                                                By:/s/E. Joseph Edell
- ------------------------------                     -------------------------


STATE OF ___________    :
                        :     ss.:
COUNTY OF __________    :

      On this 30th day of April, 1996, before me, the undersigned, personally appeared __________, the __________ of IVC Industries, Inc., who, I am satisfied, is the person who signed the foregoing instrument, and he or she did acknowledge that he or she signed and delivered the same in his or her capacity as such officer, and that he or she was authorized to do so, and that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.


                                          -----------------------------------
                                          Notary Public


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

                                     ANNEX I

                 MARK                          REG. NO.            DATE
                 ----                          --------            ----

AMERICANA                                     1,011,338           5-27-75
BIO-CEE                                         632,670           8-14-56
BUSY BODY                                     1,147,926           3-3-81
CHOLINOS                                        563,811           9-9-52
CPL (stylized)                                1,036,435           3-23-76
FAMILY CHOICE                                 1,182,667           12-22-81
FAMILY CHOICE AND DESIGN                      1,011,331           5-27-75
FIELDS OF NATURE                                973,822           11-27-73
FOODS PLUS                                      735,918           8-14-62
4-T PLUS                                        584,486           1-12-54
FORTY-PLUS                                    1,799,035           10-19-93
GAIN N' GROW                                    706,534           11-1-60
GOLD CREST                                    1,929,598           10-24-95
HALL                                          1,254,876           10-18-83
HEALTH ESSENTIALS                             1,657,983           9-24-95
INSUR-ALL                                       841,848           1-9-68
IRON PLUS                                       813,694           8-23-66
LIFESTAGE                                     1,847,214           7-26-94
MISC. DESIGN
(Design of a robot)                           1,474,713           2-2-88
NAIL-TONE                                       703,156           8-23-60
NATURAL CHILD CARE                            1,744,202           1-5-93
NATURAL CHILD CARE COMPANY                    1,744,209           1-5-93
NATURAL DERMA-SALVE                           1,730,618           11-10-92
NATURAL EXTRA-STRENGTH
 SAFE-N-FREE                                  1,726,979           10-27-92
NATURE'S WONDER                               1,069,719           7-19-77
NITE NITE                                     1,752,185           2-16-93
O.J.C.                                        1,151,430           4-21-81


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


                 MARK                          REG. NO.            DATE
                 ----                          --------            ----

PETAGREE                                        693,420           2-23-60
PREVITALEN                                      635,084           10-2-56
SPECTRO-VITE                                  1,413,864           12-23-80
SUPER REVINOL                                 1,795,566           9-28-93
SURE VITE-ALL                                 1,871,807           1-3-95
SYNERGY                                       1,297,341           9-25-84
TRINSVITE                                       632,571           8-14-56
VCA                                           1,484,961           4-19-88
VITABOTS                                      1,448,108           7-21-87
THE VITAMIN PLACE                             1,767,872           4-27-93
VITEMIA                                         632,572           8-14-56

                              PENDING APPLICATIONS
                              --------------------

                 MARK                          SER. NO.             FILED
                 ----                          --------             -----

BEAUTY AM                                     75/012,294           10-30-95
BEAUTY PM                                     75/012,295           10-30-95
BEAUTY NUTRITIONALS                           74/698,617           7-10-95
BEAUTY REGIMEN                                74/733,175           9-22-95
BETA CAROTENE PLUS                            74/633,733           2-13-95
DIET ASSISTANCE                               75/010,170           10-20-95
DIET INSURANCE                                74/733,176           9-22-95
EARTH ESSENTIALS                              74/718,051           8-21-95
GASSO                                         74/718,052           8-21-95
HIGH ENERGY                                   74/722,071           8-17-95
INNER STRUCTURE                               75/005,256           10-13-95
IPANA                                         74/081,310           7-16-90
PINE BROS.                                    74/497,746           3-7-94
PRO HAIR2                                     74/597,137           11-9-94
PROTECTOR                                     74/521,111           5-9-94


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

                 MARK                          SER. NO.             FILED
                 ----                          --------             -----

RYBUTOL                                       75/054,607           1-22-96
THE SECOND BEST WAY TO GET
  YOUR VEGETABLES                             74/645,787           3-13-95
SYNERGY PLUS                                  75/054,610           1-22-96
VIBRANT SKIN                                  74/733,174           9-22-95
VISION-ALL                                    74/718,053           8-21-95
VITAMIN ESSENTIALS                            74/594,418           11-3-94
ZESTABS                                       74/718,055           8-21-95


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